UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2003

                                   iCAD, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                  1-9341                       02-0377419
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

14 Townsend West, Suite 17, Nashua, New Hampshire                       03063
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (603) 882-5200


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(Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

            The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

            On May 13, 2003 iCAD, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      iCAD, INC.
                                      (Registrant)


                                      By: /s/Annette L. Heroux
                                          --------------------------------------
                                          Annette L. Heroux
                                          Chief Financial Officer and Controller

Date: May 13, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------

99.1 Press Release of iCAD, Inc. dated May 13, 2003 announcing financial results for the quarter ended March 31, 2003.